UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

PLANDAÍ BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51206	20-1389815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2226 Eastlake Avenue East #156, Seattle, WA	98102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 461-0423

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On January 22, 2014, the Registrant accepted the resignation of Patrick Rodgers, CPA, P.A. (“Rodgers”) from his engagement to be the independent certifying accountant for the Registrant.

Effective March 6, 2014, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Patrick Rodgers, CPA, PA. due to Rogers’ violations of PCAOB rules and auditing standards in auditing the financial statements and PCAOB rules and quality control standards with respect to Rogers’ clients; the Registrant was not one of the clients for which Rogers was sanctioned. You can find a copy of the order at http://pcaobus.org/Enforcement/Decisions/Documents/2014_Rodgers.pdf

Other than an explanatory paragraph included in Rodgers’ audit report for the Registrant's fiscal years ended June 30, 2013 and 2012 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Rodgers on the Registrant's financial statements for the last fiscal year ended June 30, 2013 and 2012 through January 22, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Rodgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Rodgers, would have caused Rodgers to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On January 22, 2014, the Registrant’s Board of Directors approved the engagement of Terry L. Johnson, CPA, as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended June 30, 2013 and 2012 through January 22, 2014 neither the Registrant nor anyone acting on its behalf consulted with Terry L. Johnson, CPA regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Terry L. Johnson, CPA on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Rodgers or a reportable event with respect to Rodgers.

The Registrant provided Patrick Rodgers, CPA, PA with an exhibit 16.1 letter to sign but the firm refused to sign the letter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17 , 2014	PLANDAÍ BIOTECHNOLOGY, INC.

By: /s/ Roger Duffield Roger Duffield, Chief Executive Officer

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